POWER OF ATTORNEY

Know all by these presents, that the undersigned

hereby constitutes and appoints each of Vaughn R. Groves, David J.

Ringelman and Benjamin G. Hadary, signing singly, the undersigned's true and lawful attorney-in-fact to:

(1)	   execute for and on behalf
of
the undersigned, in the undersigned's capacity as an officer and/or director of Alpha Natural Resources, Inc. (the "Company"), Forms 3, 4,
and
5 in accordance with Section 16(a) of the Securities Exchange Act of
1934
and the rules thereunder;

(2)	   do and perform any and
all acts
for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the United
States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	   take any other action
of any type whatsoever
in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned
hereby grants to
each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities
Exchange Act of 1934.

This Power of
Attorney shall remain in full
force and effect until the undersigned is no longer required to file Forms
3, 4, and 5 with respect to the
undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the
undersigned in a signed writing
delivered to the foregoing
attorneys-in-fact.

IN WITNESS
WHEREOF, the undersigned has caused
this Power of Attorney to be executed
as of this 9th day of February, 2005.





Signature


/s/ D. Scott Kroh

D. Scott Kroh